Earnings Call 3rd Quarter 2017 October 20, 2017

2 Financial Highlights ▪ Net income of $82.9 million ($0.79 per share), compared to $80.0 million ($0.76 per share) for Q2 2017, and $67.1 million ($0.64 per share) for Q3 2016, inclusive of $0.02 in acquisition / restructure expense ▪ Net interest margin of 4.65%, compared to 4.61% in Q2 2017, and 4.55% in Q3 2016 ▪ Operating efficiency ratio of 40.0%, compared to 41.2% in Q2 2017, and 43.0% in Q3 2016 ▪ Total loans of $14.52 billion, up $532 million from prior quarter, and up $1.49 billion from Q3 2016 ▪ Total deposits of $16.90 billion, up $874 million from prior quarter, and up $2.46 billion from Q3 2016 ▪ Nonperforming assets to total assets of 0.42%, compared to 0.32% at June 30, 2017, and 0.53% at September 30, 2016 ▪ Net charge-offs (recoveries) to average loans outstanding of 0.01%, compared to (0.03)% in Q2 2017, and 0.04% in Q3 2016 ▪ Tangible common equity ratio of 9.4% and tangible book value per share, net of tax, of $17.53, compared to 9.5% and $16.71, respectively, at June 30, 2017 Q3 2017 Highlights 2

3 Quarterly Consolidated Financial Results $ in millions, except EPS Q3 2017 Highlights ▪ Net Interest Income increased primarily as a result of higher yields on loans from rising interest rates and continued loan growth ▪ Operating Non-Interest Expense was relatively flat from Q2 2017 ▪ Provision for Credit Losses commensurate with loan growth and net charge-offs during the quarter ▪ Income Tax increased primarily as a result of increased income in the quarter Q3-17 Q2-17 Q3-16 Net Interest Income $ 201.6 $ 192.7 $ 172.5 Operating Non-Interest Income 9.9 10.5 10.7 Net Operating Revenue $ 211.5 $ 203.2 $ 183.2 Operating Non-Interest Expense (88.8) (88.0) (82.4) Operating Pre-Provision Net Revenue $ 122.7 $ 115.2 $ 100.8 Provision for Credit Losses (5.0) (3.0) (2.0) (Losses) Gains on OREO and Other Assets (0.3) (0.2) 0.1 Acquisition / Restructure Expense — — (2.7) Other 0.4 (0.1) — Pre-tax Income $ 117.8 $ 111.9 $ 96.2 Income Tax (34.9) (32.0) (29.2) Net Income $ 82.9 $ 80.0 $ 67.1 Average Diluted Shares Outstanding 104.9 105.0 104.6 Earnings Per Share $ 0.79 $ 0.76 $ 0.64 3

4 Net Interest Drivers $ in billions, unless otherwise indicated Interest Bearing Deposits and Cost of Funds Loans and Yield Deposits, Borrowings, and Cost of Liability Funding Q3 2017 Highlights ▪ Loan yields increased, reflecting rising interest rates ▪ Cost of funds increased 7 basis points due to volume and rate mix across all interest-bearing deposit categories ▪ Cost of funds for total deposits and borrowings increased 3 basis points to 0.38% Total Investments and Yield Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 2.90% 2.81% 3.08% 3.05% 3.10% $2.8 $2.8 $2.9 $3.3 $3.8 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 5.44% 5.41% 5.47% 5.60% 5.68% $13.0 $13.2 $13.7 $14.0 $14.5 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 0.36% 0.35% 0.37% 0.42% 0.49% $8.8 $8.9 $9.2 $9.2 $9.3 Investments Loans Interest Bearing Deposits Non-Interest Bearing Deposits Total Borrowings 4 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 $8.8 $8.9 $9.2 $9.2 $9.3 $5.6 $5.6 $6.1 $6.9 $7.6 0.33% 0.32% 0.34% 0.35% 0.38% $0.4 $0.4 $0.4 $0.4 $0.4

5 Net Interest Income and Accretion $ in millions Q3 2017 Highlights ▪ NIM increased 4 basis points to 4.65% quarter-over- quarter as a result of an increase in yields from loans and investment securities, as well as an increase in acquired loan accretion Net Interest Income, NIM, and Average Interest-Earning Assets Acquired Loan Accretion Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 4.55% 4.57% 4.63% 4.61% 4.65% $172.5 $175.3 $179.3 $192.7 $201.6 Non-PCI Accretion PCI Accretion Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 $4.6 $4.9 $4.1 $4.4 $4.3 $4.2 $2.1 $2.3 $2.7 $3.2 Scheduled Acquisition Loan Accretion * Q4-17 Q1-18 Q2-18 Q3-18 $2.9 $2.6 $2.6 $2.6 $0.7 $0.6 $0.6 $0.6 * Amounts do not include early loan payoffsEnding rate and credit marks on all acquired loans at 9/30/2017 is $50 million PCI Accretion Non-PCI Accretion PCI Rate Accretion Non-PCI Rate and Credit Accretion 5 $18,291$17,648$16,318$16,150$15,932 NIM Avg Interest Earning Assets Net Interest Income

6 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 $49.5 $49.7 $51.6 $52.2 $52.7 $10.0 $10.4 $10.1 $10.5 $11.0 $11.0 $12.1 $14.1 $12.9 $10.6 $11.9 $10.5 $12.5 $12.5 $14.5 Operating Expenses and Efficiency $ in millions Q3 2017 Highlights ▪ The operating efficiency ratio decreased from 41.2% in Q2 2017 to 40.0%, as revenue increased 4% while expenses increased modestly ▪ Professional Fees decreased due to vesting of Board of Director restricted stock awards at the end of Q2 2017 ▪ Other Expense increased due to an increase in charitable contributions and deposit expenses Operating Expenses and Efficiency Ratio Breakdown of Operating Expenses Other Professional Fees + Data Processing Occupancy + Insurance Compensation Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 43.0% 42.4% 44.4% 41.2% 40.0% $82.4 $82.7 $88.3 $88.0 $88.8 6

7 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 $67.1 $69.8 $73.4 $80.0 $82.9 1.58% 1.63% 1.69% 1.71% 1.71% Operating Pre-Provision Net Revenue, Net Income, and ROA $ in millions Operating Pre-Provision Net Revenue and Operating PPNR ROA Net Income and ROA Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 $100.8 $103.1 $100.9 $115.2 $122.7 2.38% 2.40% 2.32% 2.46% 2.53% 7

8 Consolidated Balance Sheet $ in millions ▪ Loans increased 3.8% over prior quarter and 11.4% over prior year ▪ Deposits increased 5.5% over prior quarter and 17.0% over prior year ▪ Loan to Deposit Ratio of 85.9%, compared to 87.3% in prior quarter and 90.2% in prior year ▪ Shareholders' Equity increased primarily as a function of Net Income ▪ Tangible Book Value/Share increased 4.9% over prior quarter and 18.1% over prior year Q3 2017 HighlightsQ3-17 Q2-17 Q3-16 Investments & Cash $ 4,424 $ 3,890 $ 3,134 Loans 14,522 13,990 13,034 Allowance for Credit Losses (136) (132) (123) Other Assets 1,112 1,097 998 Total Assets $ 19,922 $ 18,845 $ 17,043 Deposits $ 16,905 $ 16,031 $ 14,443 Borrowings 399 408 427 Other Liabilities 472 347 316 Total Liabilities $ 17,776 $ 16,786 $ 15,186 Shareholders' Equity 2,146 2,059 1,857 Total Liabilities and Equity $ 19,922 $ 18,845 $ 17,043 Tangible Book Value Per Share $ 17.53 $ 16.71 $ 14.84 8

9 Loan Growth and Portfolio Composition $ in millions Q3 2017 Highlights ▪ Quarter-over-quarter loan growth driven by: ◦ C&I $417 million ◦ Construction & Land $64 million ◦ Residential $45 million ▪ Year-over-year loan growth driven by: ◦ C&I $1.02 billion ◦ Construction & Land $286 million ◦ Residential $118 million $1.49 Billion Year Over Year Growth Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 $5,719 $5,860 $6,057 $6,321 $6,738 $2,002 $2,029 $2,043 $2,035 $2,062 $3,623 $3,544 $3,608 $3,649 $3,628 $1,380 $1,478 $1,602 $1,602 $1,666 $310 $298 $353 $383 $428 2.4% 15.2% 27.8% 43.8% 10.6% 2.9% 14.2% 25.0% 46.4% 11.5% Residential and Consumer Construction & Land CRE, Non-OO CRE, Owner Occupied Commercial & Industrial $13,034 +156 $13,209 +175 $13,663 +454 $13,990 +327 $14,522 +532 9

10 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 $5,625 $5,633 $6,114 $6,859 $7,609 $1,257 $1,347 $1,449 $1,481 $1,406 $5,969 $6,121 $6,254 $6,104 $6,300 $1,592 $1,449 $1,539 $1,587 $1,590 Deposit Growth and Composition $ in millions Q3 2017 Highlights ▪ Quarter-over-quarter deposit growth driven by: ◦ Non-Interest bearing DDA of $750 million ◦ Savings and MMDA of $196 million ◦ Offset by decrease in Interest Bearing DDA of $75 million ▪ Year-over-year deposit growth driven by: ◦ Non-Interest bearing DDA growth of $1.98 billion ◦ Savings and MMDA of ◦ $331 million ◦ Interest Bearing DDA of $149 million 8.7% 11.0% 38.9% 41.3% 8.3% 9.4% 45.0% 37.3% $2.46 Billion Year Over Year Growth CDs Savings and MMDA Interest-Bearing DDA Non-Interest Bearing DDA $15,356 +806 $14,550 +107 $14,443 +242 $16,031 +675 $16,905 +874 10

11 Adversely Graded Assets to Total Assets NPAs to Total Assets Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 2.03% 2.07% 2.25% 2.04% 2.12% 0.53% 0.51% 0.44% 0.32% 0.42% OREO Non-Performing Loans Classified Accruing Loans Special Mention Loans Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 $50 $48 $45 $31 $29 $41 $40 $34 $30 $55 $110 $107 $133 $166 $122 $134 $148 $175 $141 $200 Adversely Graded Loans and Non-Performing Assets * $ in millions NPAs Adversely Graded Loans $368 Accruing TDRs total $41 million as of 9/30/2017 $335 $343 $387 $406 * Amounts are net of total PCI credit and interest rate discounts of $19 million as of 9/30/2017 ** Non-Performing loans as of Q3-17 includes a $23 million loan that was sold subsequent to quarter-end, for which the Company took a charge-off of $1.4 million during Q3-17 11 Special Mention Loans OREO **

12 Gross Charge-Offs Recoveries Net Charge-Off (Recovery) Rate Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Charge-Offs, Recoveries, ALLL, and Provision $ in millions Gross Charge-Offs, Recoveries and Rate Provision for Credit Losses ALLL ALLL/Total Organic Loans Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 $123 $125 $128 $132 $136 1.13% 1.11% 1.08% 1.08% 1.06% ALLL and ALLL to Organic Loans Ratio 12 $1.4 $2.7 $(2.2) $(4.0) $(1.5) $(1.4) $3.2 $(2.8) (0.03)% 0.04% 0.04% 0.01% (0.03)% Credit Discounts CD/Acquired Loans Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 $56.1 $47.3 $45.1 $37.8 $32.7 2.66% 2.45% 2.46% 2.19% 2.02% Credit Discounts (CD) and CD to Acquired Loans Ratio $2.8 $2.7 Provision for Credit Losses Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 $2.0 $1.0 $4.3 $3.0 $5.0

13 ROTCE TBV/Share Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 17.5% 17.6% 17.8% 18.4% 18.2% $14.84 $15.17 $15.86 $16.71 $17.53 Capital Total Capital Common Equity Tier 1 Tier 1 Leverage Tangible Common Equity Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 13.1% 13.2% 13.1% 13.3% 13.3% 9.8% 10.0% 10.0% 10.3% 10.4% 9.6% 9.9% 10.2% 10.1% 9.3% 9.4% 9.4% 9.5% 9.4% Capital Ratios ROTCE and TBV/Share 13 9.9%

14 Management Outlook 14 ▪ Financial Position ▪ Revenue ▪ Expenses ▪ Asset Quality

Questions & Answers

16 Forward-Looking Statements 16 This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, and future economic performance. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies, or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend to have and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise.